EXHIBIT 21.1
SUBSIDIARIES OF NRG ENERGY, INC.

Entity Name	Jurisdiction
AC Solar Holdings LLC	Delaware
Ace Energy, Inc.	New York
AFE Marquette LLC	Wisconsin
Agua Caliente Solar Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
Allied Home Warranty GP LLC	Delaware
Allied Warranty LLC	Texas
Alta Vista SunTower, LLC	Delaware
Arthur Kill Gas Turbines LLC	Delaware
Arthur Kill Power LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Bayou Cove Peaking Power, LLC	Delaware
Berrians I Gas Turbine Power LLC	Delaware
BidURenergy, Inc.	New York
Big Cajun I Peaking Power LLC	Delaware
Big Cajun II Unit 4 LLC	Delaware
Big Rock SunTower, LLC	Delaware
bioNRG Tonawanda Inc.	Delaware
Bluewater Wind Delaware LLC	Delaware
Bluewater Wind Maryland LLC	Delaware
Bluewater Wind New Jersey Energy LLC	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Camas Power Boiler Limited Partnership	Oregon
Camas Power Boiler, Inc.	Oregon
Carbon Management Solutions LLC	Delaware
Carlsbad Energy Center LLC	Delaware
Cheng Power Systems, Inc.	Delaware
Chickahominy River Energy Corp.	Virginia
Clean Edge Energy LLC	Delaware
Cody SunTower, LLC	Delaware
Commonwealth Atlantic Power LLC	Delaware
Conemaugh Fuels, LLC	Delaware
Conemaugh Power LLC	Delaware
Connecticut Jet Power LLC	Delaware
Continental Energy, LLC	Arizona

Cottonwood Development LLC	Delaware
Cottonwood Energy Company LP	Delaware
Cottonwood Generating Partners I LLC	Delaware
Cottonwood Generating Partners II LLC	Delaware
Cottonwood Generating Partners III LLC	Delaware
Cottonwood Technology Partners LP	Delaware
Delaware Power Development LLC	Delaware
Desert View SunTower, LLC	Delaware
Devon Power LLC	Delaware
Dunkirk Power LLC	Delaware
Eastern Sierra Energy Company LLC	California
El Mirage Energy, LLC	Arizona
El Segundo Energy Center II LLC	Delaware
El Segundo Energy Center LLC	Delaware
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Energy Alternatives Wholesale, LLC	Delaware
Energy Curtailment Specialists, Inc.	New York
Energy Investors Fund, L.P.	Delaware
Energy National, Inc.	Utah
Energy Plus Holdings LLC	Delaware
Energy Plus Natural Gas LLC	Delaware
Energy Protection Insurance Company	Vermont
Enifund, Inc.	Utah
Enigen, Inc.	Utah
ESOCO Molokai, Inc.	Utah
ESOCO, Inc.	Utah
eV2g LLC	Delaware
Everything Energy LLC	Delaware
Fairmont SunTower, LLC	Delaware
FUSD Energy, LLC	Arizona
GCE Holding LLC	Connecticut
GCP Funding Company, LLC	Delaware
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
GenOn Americas Generation, LLC	Delaware
GenOn Americas Procurement, Inc.	Delaware
GenOn Asset Management, LLC	Delaware
GenOn Capital Inc.	Delaware

GenOn Energy Holdings, Inc.	Delaware
GenOn Energy Management, LLC	Delaware
GenOn Energy Services, LLC	Delaware
GenOn Energy, Inc.	Delaware
GenOn Fund 2001 LLC	Delaware
GenOn Key/Con Fuels, LLC	Delaware
GenOn Mid-Atlantic Development, LLC	Delaware
GenOn Mid-Atlantic, LLC	Delaware
GenOn Northeast Management Company	Pennsylvania
GenOn Power Operating Services Midwest, Inc.	Delaware
GenOn REMA Services, Inc.	Delaware
GenOn Special Procurement, Inc.	Delaware
Geostellar, Inc.	Delaware
Gladstone Power Station Joint Venture	Australia
Granite II Holding, LLC	Delaware
Granite Power Partners II, L.P.	Delaware
Green Mountain Energy Company	Delaware
Green Mountain Energy Company (NY COM) LLC	Delaware
Green Mountain Energy Company (NY RES) LLC	Delaware
Gregory Partners, LLC	Delaware
Gregory Power Partners LLC	Delaware
Gröbener Logistick GmbH - Spedition, Handel und Transport	Germany
Hanover Energy Company	California
High Plains Ranch II, LLC	Delaware
HLE Solar Holdings, LLC	Delaware
HSD Solar Holdings, LLC	California
Hudson Valley Gas Corporation	New York
Huntley IGCC LLC	Delaware
Huntley Power LLC	Delaware
Independence Energy Alliance LLC	Delaware
Independence Energy Group LLC	Delaware
Independence Energy Natural Gas LLC	Delaware
Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Ivanpah Master Holdings, LLC	Delaware
Ivanpah Project I Holdings, LLC	Delaware
Ivanpah Project II Holdings, LLC	Delaware
Ivanpah Project III Holdings, LLC	Delaware
Jackson Valley Energy Partners, L.P.	California
James River Power LLC	Delaware
Kaufman Cogen LP	Delaware

Keystone Fuels, LLC	Delaware
Keystone Power LLC	Delaware
Lake Erie Properties Inc.	Delaware
Lambique Beheer B.V.	Netherlands
Langford Wind Power, LLC	Texas
Lone Star A/C & Appliance Repair, LLC	Texas
Long Beach Generation LLC	Delaware
Long Beach Peakers LLC	Delaware
Long Beach Power LLC	Delaware
Longhorn Energy, LLC	Arizona
Lot 59, LLC	Arizona
Louisiana Generating LLC	Delaware
LSP-Nelson Energy, LLC	Delaware
MC Asset Recovery LLC	Delaware
Meriden Gas Turbines LLC	Delaware
Middletown Power LLC	Delaware
Mirant (Bermuda), Ltd.	Bermuda
Mirant (Navotas II) Corporation	Philippines
Mirant AP Investments Limited	British Virgin Islands
Mirant Asia-Pacific Construction Limited (Hong Kong)	Hong Kong
Mirant Asia-Pacific Ventures, LLC	Delaware
Mirant Intellectual Asset Management and Marketing, LLC	Delaware
Mirant International Investments, Inc.	Delaware
Mirant Navotas Corporation	Philippines
Mirant New York Services, LLC	Delaware
Mirant Power Purchase, LLC	Delaware
Mirant Trust I	Delaware
Mirant Wrightsville Investments, Inc.	Delaware
Mirant Wrightsville Management, Inc.	Delaware
MNA Finance Corp.	Delaware
Monster Energy, LLC	Arizona
Montville IGCC LLC	Delaware
Montville Power LLC	Delaware
Natural Gas Repowering LLC	Delaware
NEO Chester-Gen LLC	Delaware
NEO Corporation	Minnesota
NEO Freehold-Gen LLC	Delaware
NEO Power Services Inc.	Delaware
Netherlands Antilles Holdco	Netherlands Antilles
Netherlands Holdco	Netherlands
New Genco GP, LLC	Delaware

New Jersey Power Development LLC	Delaware
Nexamp Winchendon Solar, LLC	Delaware
NINA Construction LLC	Delaware
NINA Investments Holdings LLC	Delaware
NINA Modularization LLC	Delaware
NINA Nuclear Training LLC	Delaware
NINA Steel Investments LLC	Delaware
NINA Texas 3 LLC	Delaware
NINA Texas 4 LLC	Delaware
Norwalk Power LLC	Delaware
NR GSolar Mayfair LLC	Delaware
NRG Acquisition Holdings Inc.	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Alta Vista LLC	Delaware
NRG Americas, Inc.	Delaware
NRG Artesian Energy LLC	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Asia-Pacific, Ltd.	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Astoria Power LLC	Delaware
NRG Audrain Generating LLC	Delaware
NRG Audrain Holding LLC	Delaware
NRG Bayou Cove LLC	Delaware
NRG Bluewater Holdings LLC	Delaware
NRG Bluewater Wind Massachusetts LLC	Delaware
NRG Bourbonnais Equipment LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Bowline, LLC	Delaware
NRG Brazos Valley GP LLC	Delaware
NRG Brazos Valley LP LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG Cadillac Inc.	Delaware
NRG Cadillac Operations Inc.	Delaware
NRG California North, LLC	Delaware
NRG California Peaker Operations LLC	Delaware
NRG California South GP, LLC	Delaware
NRG California South, LP	Delaware
NRG Canal, LLC	Delaware
NRG Capital II LLC	Delaware
NRG Caymans Company	Cayman Islands
NRG Caymans-C	Cayman Islands

NRG Caymans-P	Cayman Islands
NRG Cedar Bayou Development Company, LLC	Delaware
NRG Chalk Point CT LLC	Delaware
NRG Chalk Point, LLC	Delaware
NRG CleanTech Investments LLC	Delaware
NRG Coal Development Company LLC	Delaware
NRG ComLease LLC	Delaware
NRG Common Stock Finance I LLC	Delaware
NRG Common Stock Finance II LLC	Delaware
NRG Connecticut Affiliate Services Inc.	Delaware
NRG Connecticut Peaking Development LLC	Delaware
NRG Construction LLC	Delaware
NRG Curtailment Solutions LLC	Delaware
NRG Delta, LLC	Delaware
NRG Development Company Inc.	Delaware
NRG Devon Operations Inc.	Delaware
NRG DISPATCH SERVICES LLC	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Electricity Sales Princeton LLC	Delaware
NRG Energy Center Corpus Christi LLC	Delaware
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Eagles LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center HCEC LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Omaha Holdings LLC	Delaware
NRG Energy Center Oxnard LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Phoenix LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Princeton LLC	Delaware
NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Tucson LLC	Arizona
NRG Energy Holdings Inc.	Delaware
NRG Energy Jackson Valley I, Inc.	California
NRG Energy Jackson Valley II, Inc.	California
NRG Energy Labor Services LLC	Delaware
NRG Energy Services Group LLC	Delaware

NRG Energy Services International Inc.	Delaware
NRG Energy Services LLC	Delaware
NRG Equipment Company LLC	Nevada
NRG ESA Joint Development LLC	Delaware
NRG EV Services LLC	Delaware
NRG Florida GP, LLC	Delaware
NRG Florida, LP	Delaware
NRG Gas Development Company, LLC	Delaware
NRG Gaskell LLC	Delaware
NRG Generation Holdings, Inc.	Delaware
NRG Gibbons Road, LLC	Delaware
NRG Gladstone Operating Services Pty Ltd	Australia
NRG Granite Acquisition LLC	Delaware
NRG Harrisburg Cooling LLC	Delaware
NRG Holdings, Inc.	Delaware
NRG Home & Business Solutions LLC	Delaware
NRG Home Solutions LLC	Delaware
NRG Home Solutions Product LLC	Delaware
NRG Homer City Services LLC	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Identity Protect LLC	Delaware
NRG Ilion Limited Partnership	Delaware
NRG Ilion LP LLC	Delaware
NRG Independence Solar LLC	Delaware
NRG International II Inc.	Delaware
NRG International III Inc.	Delaware
NRG International LLC	Delaware
NRG Kaufman LLC	Delaware
NRG Kendall, LLC	Delaware
NRG Latin America Inc.	Delaware
NRG LC Facility Company LLC	Delaware
NRG Limestone 3, LLC	Delaware
NRG Lovett Development I LLC	Delaware
NRG Lovett, LLC	Delaware
NRG Maintenance Services LLC	Delaware
NRG Marsh Landing Holdings, LLC	Delaware
NRG Marsh Landing, LLC	Delaware
NRG MD Ash Management, LLC	Delaware
NRG Merger Sub, Inc.	Delaware
NRG Mesquite LLC	Delaware
NRG Mextrans Inc.	Delaware

NRG MidAtlantic Affiliate Services Inc.	Delaware
NRG Middletown Operations Inc.	Delaware
NRG Montville Operations Inc.	Delaware
NRG Nelson Turbines LLC	Delaware
NRG New Jersey Energy Sales LLC	Delaware
NRG New Roads Holdings LLC	Delaware
NRG New York, LLC	Delaware
NRG NM Suntower LLC	Delaware
NRG North America, LLC	Delaware
NRG North Central Operations Inc.	Delaware
NRG Northeast Affiliate Services Inc.	Delaware
NRG Northeast Generation, Inc.	Delaware
NRG Northeast Holdings, Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Ohio Pipeline Company LLC	Delaware
NRG Operating Services, Inc.	Delaware
NRG Oswego Harbor Power Operations Inc.	Delaware
NRG PacGen Inc.	Delaware
NRG Peaker Finance Company LLC	Delaware
NRG Pennsylvania Pipeline Company LLC	Delaware
NRG Piney Point, LLC	Delaware
NRG Potomac River, LLC	Delaware
NRG Potrero Development LLC	Delaware
NRG Potrero, LLC	Delaware
NRG Power Generation Assets, LLC	Delaware
NRg Power Generation, LLC	Delaware
NRG Power Marketing LLC	Delaware
NRG Power Midwest GP, LLC	Delaware
NRG Power Midwest, LP	Delaware
NRG Procurement Company LLC	Nevada
NRG Reliability Solutions LLC	Delaware
NRG REMA, LLC	Delaware
NRG Renter's Protection LLC	Delaware
NRG Repowering Holdings LLC	Delaware
NRG Residential Solar Solutions Leasing II LLC	Delaware
NRG Residential Solar Solutions LLC	Delaware
NRG Retail LLC	Delaware
NRG Retail Northeast LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Rockford Equipment II LLC	Illinois
NRG Rockford Equipment LLC	Illinois

NRG Rockford II LLC	Illinois
NRG Rockford LLC	Illinois
NRG Rocky Road LLC	Delaware
NRG Sabine (Delaware), Inc.	Delaware
NRG Sabine (Texas), Inc.	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG San Gabriel Power Generation, LLC	Delaware
NRG SanGencisco LLC	Delaware
NRG Security LLC	Delaware
NRG Services Corporation	Delaware
NRG Sherbino LLC	Delaware
NRG Silver City Bond Purchaser LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Solar Alpine II LLC	Delaware
NRG Solar Alpine LLC	Delaware
NRG Solar Anasco LLC	Delaware
NRG Solar Apple II LLC	Delaware
NRG Solar Apple LLC	Delaware
NRG Solar Arrowhead LLC	Delaware
NRG Solar Asset Management LLC	Delaware
NRG Solar AV Holdco LLC	Delaware
NRG Solar Avra Valley LLC	Delaware
NRG Solar Blythe II LLC	Delaware
NRG Solar Blythe III LLC	Delaware
NRG Solar Blythe IV LLC	Delaware
NRG Solar Blythe LLC	Delaware
NRG Solar Blythe V LLC	Delaware
NRG Solar Borrego Holdco LLC	Delaware
NRG Solar Borrego I LLC	Delaware
NRG Solar Borrego II LLC	Delaware
NRG Solar Caribe LLC	Delaware
NRG Solar Community Holdco LLC	Delaware
NRG Solar CVSR Holdings 2 LLC	Delaware
NRG Solar CVSR Holdings LLC	Delaware
NRG Solar Desert Center II LLC	Delaware
NRG Solar Desert Center LLC	Delaware
NRG Solar DG LLC	Delaware
NRG Solar DOD 1 LLC	Delaware
NRG Solar Gaskell LLC	Delaware
NRG Solar Gecko LLC	Delaware
NRG Solar Green Valley LLC	Delaware

NRG Solar Guam LLC	Delaware
NRG Solar Hyder I LLC	Delaware
NRG Solar Hyder II LLC	Delaware
NRG Solar Hyder III LLC	Delaware
NRG Solar Iguana LLC	Delaware
NRG Solar Isabela LLC	Delaware
NRG Solar Ivanpah LLC	Delaware
NRG Solar Juncos LLC	Delaware
NRG Solar Kansas South Holdings LLC	Delaware
NRG Solar Kansas South LLC	Delaware
NRG Solar Las Vegas MB 1 LLC	Delaware
NRG Solar LLC	Delaware
NRG Solar Mayfair LLC
NRG Solar Montecristi LLC	Delaware
NRG Solar Oasis LLC	Delaware
NRG Solar Pacific LLC	Delaware
NRG Solar PV LLC	Delaware
NRG Solar Ring LLC	Delaware
NRG Solar Roadrunner Holdings LLC	Delaware
NRG Solar Roadrunner LLC	Delaware
NRG Solar Sabana Grande LLC	Delaware
NRG Solar Santiago LLC	Delaware
NRG Solar SBV LLC	Delaware
NRG Solar SC Stadium LLC	Delaware
NRG Solar Star LLC	Delaware
NRG Solar Sunora LLC	Delaware
NRG Solar Sunrise LLC	Delaware
NRG Solar Tabernacle LLC	Delaware
NRG Solar Ventures LLC	Delaware
NRG Solar Wharton LLC	Delaware
NRG South Central Affiliate Services Inc.	Delaware
NRG South Central Generating LLC	Delaware
NRG South Central Operations Inc.	Delaware
NRG South Texas LP	Texas
NRG South Trent Holdings LLC	Delaware
NRG Southaven LLC	Delaware
NRG Sterlington Power LLC	Delaware
NRG SunCap Leasing I LLC	Delaware
NRG Switchyard Energy LLC	Delaware
NRG Tank Farm, LLC	Delaware
NRG Telogia Power LLC	Delaware

NRG Texas C&I Supply LLC	Delaware
NRG Texas Gregory LLC	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware
NRG Texas Power LLC	Delaware
NRG Texas Retail LLC	Delaware
NRG Thermal LLC	Delaware
NRG Thermal Solar LLC	Delaware
NRG Transmission Holdings LLC	Delaware
NRG UNEMPLOYMENT PROTECTION LLC	Delaware
NRG Victoria I Pty Ltd	Australia
NRG WARRANTY SERVICES LLC	Delaware
NRG West Coast LLC	Delaware
NRG West Holdings LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Wholesale Generation GP, LLC	Delaware
NRG Wholesale Generation, LP	Delaware
NRG Willow Pass, LLC	Delaware
NRG Wind Development Company, LLC	Delaware
NRG Yield LLC	Delaware
NRG Yield Operating LLC	Delaware
NRG Yield, Inc.	Delaware
NRGenerating German Holdings GmbH	Switzerland
NRGenerating International B.V.	Netherlands
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
Nuclear Innovation North America Investments LLC	Delaware
Nuclear Innovation North America LLC	Delaware
O Brien Cogeneration, Inc. II	Delaware
OC Solar 2010, LLC	California
ONSITE Energy, Inc.	Oregon
Orion Power New York GP, Inc.	Delaware
Orion Power New York LP, LLC	Delaware
Orion Power New York, L.P.	Delaware
Oswego Harbor Power LLC	Delaware
Pacific Crockett Holdings, Inc.	Oregon
Pacific Generation Company	Oregon
Pacific Generation Holdings Company	Oregon
Pacific-Mt. Poso Corporation	Oregon
PESD Energy, LLC	Arizona
Petra Nova CCS I LLC	Delaware

Petra Nova Holdings LLC	Delaware
Petra Nova LLC	Delaware
Petra Nova Parish Holdings LLC	Delaware
Petra Nova Power I LLC	Delaware
PFMG 2011 Finance Holdco, LLC	Delaware
PFMG Apple I LLC	Delaware
PM Solar Holdings, LLC	California
Project Finance Fund III, L.P.	Delaware
ProSun Solar Development Company, LLC	Delaware
RE Retail Receivables, LLC	Delaware
Reliant Energy Charitable Foundation	Delaware
Reliant Energy Northeast LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
RERH Holdings, LLC	Delaware
Roadrunner SunTower, LLC	Delaware
RRI Energy Broadband, Inc.	Delaware
RRI Energy Channelview (Delaware), LLC	Delaware
RRI Energy Channelview (Texas), LLC	Delaware
RRI Energy Channelview LP	Delaware
RRI Energy Communications, Inc.	Delaware
RRI Energy Services Channelview LLC	Delaware
RRI Energy Services Desert Basin, LLC	Delaware
RRI Energy Services, LLC	Delaware
RRI Energy Solutions East, LLC	Delaware
RRI Energy Trading Exchange, Inc.	Delaware
RRI Energy Ventures, Inc.	Delaware
Sabine Cogen, L.P.	Delaware
Sachsen Holding B.V.	Netherlands
Saguaro Power Company, a Limited Partnership	California
Saguaro Power LLC	Delaware
San Joaquin Valley Energy I, Inc.	California
San Joaquin Valley Energy IV, Inc.	California
San Joaquin Valley Energy Partners I, L.P	California
Sand Drag LLC	Delaware
SCWFD Energy, LLC	Arizona
Seawall Solar 1 LLC	Delaware
Seawall Solar 10 LLC	Delaware
Seawall Solar 2 LLC	Delaware
Seawall Solar 3 LLC	Delaware

Seawall Solar 4 LLC	Delaware
Seawall Solar 5 LLC	Delaware
Seawall Solar 6 LLC	Delaware
Seawall Solar 7 LLC	Delaware
Seawall Solar 8 LLC	Delaware
Seawall Solar 9 LLC	Delaware
Seawall Solar Holdings LLC	Delaware
Sherbino I Wind Farm LLC	Delaware
Sol Orchard Community 1 LLC	Delaware
Solar Flagstaff One LLC	Delaware
Solar Pacific LLC	Delaware
Solar Partners I, LLC	Delaware
Solar Partners II, LLC	Delaware
Solar Partners VIII, LLC	Delaware
Solar Power Partners, Inc.	Delaware
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
South Trent Wind LLC	Delaware
SPP AMCo, LLC	Delaware
SPP Asset Holdings, LLC	Delaware
SPP DG DevCo 3a, LLC	Delaware
SPP DG DevCo 4a, LLC	Delaware
SPP DU DevCo, LLC	Delaware
SPP Fund II Holdings, LLC	Delaware
SPP Fund II Master Tenant, LLC	Delaware
SPP Fund II Mgmt, LLC	Delaware
SPP Fund II, LLC	Delaware
SPP Fund II-B, LLC	Delaware
SPP Fund III Construction Holdings, LLC	Delaware
SPP Fund III Holdings, LLC	Delaware
SPP Fund III Master Tenant, LLC	Delaware
SPP Fund III Mgmt, LLC	Delaware
SPP Fund III, LLC	Delaware
SPP GALAXY, INC.	Delaware
SPP III Fundings, LLC	Delaware
SPP Lease Holdings, LLC	Delaware
SPP OpCo, LLC	Delaware
SPP P-IV Construction, LLC	Delaware
SPP P-IV Master Lessee, LLC	Delaware
SPP Selco, LLC	Delaware
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania

Sun City Project LLC	Delaware
Sunora Energy Construction Holdings LLC	Delaware
Sunora Energy Solutions I LLC	Delaware
Sunora Energy Solutions II LLC	Delaware
Sunora Energy Solutions Limited Partnership	Delaware
Sunora PA Construction Services LLC	Delaware
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
TA- High Desert, LLC	California
Tacoma Energy Recovery Company	Delaware
TCV Pipeline, LLC	Delaware
Texas Coastal Ventures, LLC	Delaware
Texas Genco Financing Corp.	Delaware
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware
Texas Genco Operating Services, LLC	Delaware
Texas Genco Services, LP	Texas
Turners Falls Limited Partnership	Delaware
US Retailers LLC	Delaware
USSV Land Company LLC	Delaware
Vail Energy, LLC	Arizona
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware
Wildcat Energy, LLC	Arizona
WSD Solar Holdings, LLC	Delaware